Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes
Income Taxes

Note 18 - Income Taxes

Income tax expense for the years ended December 31, 2023 and 2022 was as follows:

	2023	2022
Current income tax expense
Expense for the year	$73.0	$99.8
Adjustments in respect of prior years	2.6	(4.1)
Current income tax expense	$75.6	$95.7
Deferred income tax expense
Origination and reversal of temporary differences	$22.8	$34.9
Impact of changes in tax rates	(0.9)	1.2
Change in unrecognized deductible temporary differences	8.1	—
Adjustments in respect of prior years	(2.9)	1.6
Other	(0.5)	(0.3)
Deferred income tax expense	26.6	37.4
Income tax expense	$102.2	$133.1

A reconciliation of the product of net (loss) income before taxes multiplied by the combined Canadian federal and provincial statutory rate to the provision for income taxes as shown in the consolidated statement of (loss) income and comprehensive (loss) income for the years ended December 31, 2023 and 2022, is as follows:

	2023	2022
Net (loss) income before income taxes	$(364.2)	$833.7
Statutory tax rate	26.5%	26.5%
Tax (recovery) expense at statutory rate	$(96.5)	$220.9
Reconciling items
Change in unrecognized deductible temporary differences	$8.1	$—
Income not taxable	(5.5)	(2.6)
Differences in foreign statutory tax rates	195.7	(85.1)
Differences due to changing future tax rates	(0.9)	1.2
Foreign withholding taxes	0.6	0.9
Adjustments in respect of prior years	(0.3)	(2.5)
Other	1.0	0.3
Income tax expense	$102.2	$133.1

Income tax recovery (expense) recognized in other comprehensive income (loss) is as follows:

	2023			2022
	Income		Income	Loss		Loss
	before	Tax	after	before	Tax	after
	tax	expense	tax	tax	recovery	tax
Gain (loss) on changes in the fair value of equity investments at FVTOCI	$8.4	$(1.1)	$7.3	$(42.3)	$5.6	$(36.7)
Currency translation adjustment	34.8	—	34.8	(92.0)	—	(92.0)
Other comprehensive income (loss)	$43.2	$(1.1)	$42.1	$(134.3)	$5.6	$(128.7)
Income tax (expense) recovery in other comprehensive income (loss)		$(1.1)			$5.6

The significant components of deferred income tax assets and liabilities as at December 31, 2023 and 2022 are as follows:

	2023	2022
Deferred income tax assets
Deductible temporary differences relating to
Royalty, stream and working interests	$28.7	$34.1
Non-capital loss carry-forwards	7.9	6.6
Other	0.4	(0.8)
	$37.0	$39.9

Deferred income tax liabilities
Taxable temporary differences relating to
Share issue and debt issue costs	$(0.3)	$(0.3)
Royalty, stream and working interests	179.9	156.4
Non-capital loss carry-forwards	(2.8)	(2.6)
Investments	10.1	7.5
Other	(6.8)	(8.0)
	$180.1	$153.0
Deferred income tax liabilities, net	$143.1	$113.1

The movement in net deferred tax liabilities during the years ended December 31, 2023 and 2022 is as follows:

	2023	2022
Balance, beginning of year	$113.1	$86.0
Recognized in net (loss) income	26.6	37.4
Recognized in other comprehensive income (loss)	1.1	(5.6)
Other	2.3	(4.7)
Balance, end of year	$143.1	$113.1

The Company has recognized deferred tax assets in respect of the following non-capital losses as at December 31, 2023 that can be applied against future taxable profit:

Country	Type	Amount	Expiry date
Canada	Non-Capital Losses	$30.1	2030-2039
Chile	Non-Capital Losses	10.5	No expiry
		$40.6

Unrecognized Deferred Tax Assets and Liabilities

The aggregate amount of taxable temporary differences associated with investments in subsidiaries, for which deferred tax liabilities have not been recognized as at December 31, 2023 is $729.0 million (December 31, 2022 – $624.7 million). No deferred tax liabilities are recognized on the temporary differences associated with investment in subsidiaries because the Company controls the timing of reversal and it is not probable that they will reverse in the foreseeable future.

The aggregate amount of deductible temporary differences associated with other items, for which deferred tax assets have not been recognized as at December 31, 2023 is $679.3 million (December 31, 2022 – nil). No deferred tax asset is recognized in respect of these items because it is not probable that future taxable profits will be available against which the Company can utilize the benefit.

Deductible temporary differences, losses and unused tax credits for which no deferred tax assets have been recognized are attributable to the following:

	2023	2022
Royalty, stream and working interests	$672.8	$—
Tax losses (expiry dates - 2032-2043) - Canada	6.5	—
	$679.3	$—

Barbados Proposed Corporate Tax Reform:

On November 7, 2023, the Government of Barbados announced proposed tax measures in response to the OECD’s Pillar Two global minimum tax initiative, including an increase of the Barbados corporate tax rate to 9% effective January 1, 2024. This increase does not affect the amounts of current or deferred income taxes recognized for the year ended December 31, 2023 as the legislation was not yet substantively enacted at December 31, 2023. However, this change will increase the Company’s income tax charge in future periods. If the new tax rate were applied to the taxable temporary differences recognized at December 31, 2023, it is estimated that the Company’s deferred tax liability would increase by approximately $50 million.

The Government has also proposed to introduce a Qualified Domestic Minimum Top-Up Tax for tax years beginning on or after January 1, 2024, which will top-up the Barbados effective tax rate payable by an entity subject to Pillar Two, to 15%.

Global Minimum Tax:

On August 4, 2023, the Government of Canada released the draft Global Minimum Tax Act (“GMTA”) for consultation, which would implement key measures of the OECD’s Pillar Two global minimum tax in Canada. The GMTA includes the introduction of a 15% global minimum tax that applies to large multinational enterprise groups with global consolidated revenues over €750 million.

If the GMTA legislation becomes enacted or substantially enacted, the Company will first become subject to the rules for its 2024 year. Since the legislation was not effective at the reporting date, the Company has no related current tax exposure for the year ended December 31, 2023. Further, the group has applied the exception to recognizing and disclosing information about deferred taxes arising from Pillar Two, as provided in the amendments to IAS 12. See Note 2.

Under the Pillar Two legislation, the Company would be liable to pay a top-up tax when the effective tax rate in a jurisdiction is below the 15% minimum rate. All entities within the Franco-Nevada group, other than its one subsidiary that operates in Barbados have an effective tax rate that exceeds 15%.

The Company is in the process of assessing its exposure to Pillar Two taxes and will recognize and disclose known or reasonably estimable information related to such exposure when legislation becomes enacted or substantively enacted in Canada and Barbados.

Canada Revenue Agency Audit:

The Company is undergoing an audit by the Canada Revenue Agency of its 2012-2019 taxation years, as referenced in Note 25.